UCI PROPERTIES, LLC
South Carolina Promissory Note


                                                     EXHIBIT 10.36

----------------------- --------------------------- -------------------- ---------------------- ---------------------
     LOAN NUMBER                LOAN NAME              ACCT. NUMBER            NOTE DATE              INITIALS
                        UCI PROPERTIES, LLC                                    07/16/08
     NOTE AMOUNT             INDEX (w/Margin)              RATE              MATURITY DATE          LOAN PURPOSE
     $695,000.00              Not Applicable              5.950%               07/16/13              Commercial
                                                     Creditor Use Only
----------------------- --------------------------- -------------------- ---------------------- ---------------------

                                 PROMISSORY NOTE
                          (Commercial - Single Advance)



     DATE AND PARTIES. The date of this Promissory Note (Note) is July 16. 2008. The parties and their addresses are:


         LENDER:
                  CAROLINA FIRST BANK
                  104 South Main Street
                  Greenville, South Carolina 29601
                  Telephone:  (800) 476-6400

         BORROWER:
                  UCI PROPERTlES, LLC
                  a South Carolina Limited Liability Company
                  4416 FOREST DRIVE
                  COLUMBIA, South Carolina 29206

1. DEFINITIONS. As used in this Note. the terms have the following meanings;
A. Pronouns. The pronouns "I," "me," and "my" refer to each Borrower signing this Note, individually and together. "You" and "Your" refer to the Lender.
B. Note. Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note. C. Loan. Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Note.
D. Loan Documents. Loan Documents refer to all the documents executed as a part of or in connection with the Loan. E. Property. Property is any property, real, personal or intangible, that secures my performance of the obligations of this
                  Loan.
F. Percent. Rates and rate change limitations are expressed as annualized percentages.

2. PROMISE TO PAY. For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, the principal sum of $695,000.00 (Principal) plus interest from July 16, 2008 on the unpaid Principal balance until this Note matures or this obligation is accelerated.
3. INTEREST. Interest will accrue on the unpaid Principal balance of this Note at the rate of 5.950 percent (Interest Rate). A. Interest After Default. If you declare a default under the terms of the Loan, including for failure to pay in full at maturity, you may increase the Interest Rate otherwise payable as described in this section. In such event, interest will accrue on the unpaid Principal balance of this Note at a rate equal to the rate in effect prior to default, plus 4.000 percent, until paid in full.
B. Maximum Interest Amount. Any amount assessed or collected as interest under the terms of this Note will be limited to the maximum lawful amount of interest allowed by state or federal law, whichever is greater. Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.
C. Statutory Authority. The amount assessed or collected on this Note is authorized by the South Carolina usury laws under S.C. Code Ann. ss.ss. 37-3-605, 37-3-105 and 37-10-101 et. seq.
D.       Accrual. Interest accrues using an Actual/360 days counting method.
4. ADDITIONAL CHARGES. As additional consideration, I agree to pay, or have paid, these additional fees and charges. A. Nonrefundable Fees and Charges. The following fees are earned when collected and will not be refunded if I prepay this
         Note before the scheduled maturity date.
                  Loan Origination. A(n) Loan Origination fee of $742.00 payable from the loan proceeds. Flood Determination. A(n) Flood Determination fee of $8.00 payable from the loan proceeds. Document Preparation. A(n) Document Preparation fee of $250.00 payable from the loan proceeds. Appraisal. A(n) Appraisal fee of $2,200.00 payable from separate funds on or before today's date. Appraisal. A(n) Appraisal fee of $3,000.00 payable from separate funds on or before today's date.

5. REMEDIAL CHARGES. In addition to interest or other finance charges, I agree that I will pay these additional fees based on my method and pattern of payment. Additional remedial charges may be described elsewhere in this Note.


A.       Late Charge. If a payment is more than 20 days late, I will be charged
         5.000 percent of the Unpaid Portion of Payment or $25.00, whichever is greater. I will pay this late charge promptly but only once for each late payment.
B. Returned Check Charge. I agree to pay a fee not to exceed $25.00 for each check, negotiable order of withdrawal or draft I issue in connection with the Loan that is returned because it has been dishonored.

6. PURCHASE MONEY LOAN. You may include the name of the seller on the check or draft for this Note.

7. PAYMENT. I agree to pay this Note in 60 payments. This Note is amortized over 180 payments. I will make 59 payments of $5,890.10 beginning on August 16, 2008, and on the 16th day of each month thereafter. A single "balloon payment" of the entire unpaid balance of Principal and interest will be due July 16, 2013.

Payments will be rounded to the nearest $.01. With the final payment, I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

Each payment I make on this Note will be applied first to interest that is due then to principal that is due, and finally to any charges that I owe other than principal and interest. If you and I agree to a different application of payments, we will describe our agreement on this Note. You may change how payments are applied in your sole discretion without notice to me. The actual amount of my final payment will depend on my payment record.

8. PREPAYMENT. I may prepay this Loan under the following terms and conditions. I may prepay principal on this Note in whole or in part at any time under the following terms and conditions: if paid during the first year from the date of the Note, a prepayment fee equal to 3% of the amount prepaid shall be due; if paid during the second year from the date of the Note, a prepayment fee equal to 2% of the amount prepaid shall be due; and if paid after the second year from the date of the Note, a prepayment fee equal to 1% of the amount prepaid shall be due. Notwithstanding the foregoing, a prepayment fee shall be due only if the prepayment exceeds the lesser of: (i) 25% of the outstanding principal balance on the Note; or (ii) $50,000. Should Borrower prepay from cash flow or from the sale of the property, no prepayment penalty shall apply. Any partial prepayment will not excuse any later scheduled payments until I pay in full.

9. LOAN PURPOSE. The purpose of this Loan is TO PURCHASE DOCTORS CARE FACILITY IN SURFSIDE BEACH, SC.

10. SECURITY. The Loan is secured by separate security instruments prepared together with this Note as follows:

Document Name                                                Parties to Document

Leases And Rents Assignment - 1600                           UCI PROPERTIES, LLC
HIGHWAY 17 N
Mortgage - 1600 HIGHWAY 17 N                                 UCI PROPERTIES, LLC

11.      DEFAULT. I will be in default if any of the following occur:

A.       Payments. I fail to make a payment in full when due.

B. Insolvency or Bankruptcy. The death, dissolution or insolvency of, appointment of a receiver by or on behalf of, application of any debtor relief law, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against me or any co-signer, endorser, surety or guarantor of this Note or any other obligations I have with you.

C. Business Termination. I merge, dissolve, reorganize, end my business or existence, or a partner or majority owner dies or is declared legally incompetent.

D. Failure to Perform. I fail to perform any condition or to keep any promise or covenant of this Note.

E.       Other Documents. A default occurs under the terms of any other Loan
         Document.

F. Other Agreements. I am in default on any other debt or agreement I have with you.

G. Misrepresentation. I make any verbal or written statement or provide any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

H.       Judgment. I fail to satisfy or appeal any judgment against me.

I. Forfeiture. The Property is used in a manner or for a purpose that threatens confiscation by a legal authority.

J. Name Change. I change my name or assume an additional name without notifying you before making such a change.

K. Property Transfer. I transfer all or a substantial part of my money or property.

L. Property Value. You determine in good faith that the value of the Property has declined or is impaired.

M. Material Change. Without first notifying you, there is a material change in my business, including ownership, management, and financial conditions.

N. Insecurity. You determine in good faith that a material adverse change has occurred in my financial condition from the conditions set forth in my most recent financial statement before the date of this Note or that the prospect for payment or performance of the Loan is impaired for any reason.

12. DUE ON SALE OR ENCUMBRANCE. You may, at your option, declare the entire balance of this Note to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of an or any part of the Property. This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable.
13. WAIVERS AND CONSENT. To the extent not prohibited by
         law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.
A. Additional Waivers By Borrower. In addition, I, and any party to this Note and Loan, to the extent permitted by law, consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Note.
     (1) You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.
     (2)  You  may   release  any   Borrower,   endorser,   guarantor,   surety,
accommodation maker or any other co-signer.
     (3) You may release, substitute or impair any Property securing this Note,
     (4) You, or any institution participating in this Note, may invoke your right of set-off.
     (5) You may enter into any sales, repurchases or participations of this Note to any person in any amounts and I waive notice of such sales, repurchases or participations.
     (6) I agree that any of us signing this Note as a Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.
(7) I agree that you may inform any party who guarantees this Loan of any Loan accommodations, renewals, extensions, modifications, substitutions or future advances.
B. No Waiver By Lender. Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Note, or any other Loan Document, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.
14. REMEDIES. After I default, you may at your option do anyone or more of the following. A. Acceleration. You may make all or any part of the amount owing by the terms of this Note immediately due. B. Sources. You may use any and all remedies you have under state or federal law or in any Loan Document. C. Insurance Benefits. You may make a claim for any and aII insurance benefits or refunds that may be available on my default.
D. Payments Made On My Behalf. Amounts advanced on my behalf will be immediately due and may be added to the balance owing under the terms of this Note, and accrue interest at the highest post-maturity interest rate.
E. Set-Off. You may use the right of set-off. This means you may set-off any amount due and payable under the terms of this Note against any right I have to receive money from you. My right to receive money from you includes any deposit or share account balance I have with you; any money owed to me on an item presented to you or in your possession for collection or exchange; and any repurchase agreement or other non-deposit obligation. "Any amount due and payable under the terms of this Note" means the total amount to which you are entitled to demand payment under the terms of this Note at the time you set-off.
         Subject to any other written contract, if my right to receive money from you is also owned by someone who has not agreed to pay this Note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement.
         Your right of set-off does not apply to an account or other obligation where my rights arise only in a representative capacity. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account. You will not be liable for the dishonor of any check when the dishonor occurs because you set-off against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.
F. Waiver. Except as otherwise required by law, by choosing any one or more of these remedies you do not give up your right to use any other remedy. You do not waive a default if you choose not to use a remedy. By electing not to use any remedy, you do not waive your right to later consider the event a default and to use any remedies if the default continues or occurs again.
15. COLLECTION EXPENSES AND ATTORNEYS' FEES. On or after Default, to the extent permitted by law, I agree to pay all expenses of collection, enforcement or protection of your rights and remedies under this Note or any other Loan Document. Expenses include, but are not limited to, attorneys' fees, court costs and other legal expenses. These expenses are due and payable immediately. If not paid immediately, these expenses will bear interest from the date of payment until paid in full at the highest interest rate in effect as provided for in the terms of this Note. All fees and expenses will be secured by the Property I have granted to you, if any. In addition, to the extent permitted by the United States Bankruptcy Code, I agree to pay the reasonable attorneys' fees incurred by you to protect your rights and interests in connection with any bankruptcy proceedings initiated by or against me. 16. COMMISSIONS. I understand and agree that you (or your affiliate) will earn commissions or fees on any insurance products, and may earn such fees on other services that I buy through you or your affiliate.
17. WARRANTIES AND REPRESENTATIONS. I make to you the following warranties and representations which will continue as long as this Note is in effect:


A. Power. I am duly organized, and validly existing and in good standing in all jurisdictions in which I operate. I have the power and authority to enter into this transaction and to carry on my business or activity as it is now being conducted and, as applicable, am qualified to do so in each jurisdiction in which I operate.


B. Authority. The execution, delivery and performance of this Note and the obligation evidenced by this Note are within my powers, have been duly authorized, have received all necessary governmental approval, will not violate any provision of law, or order of court or governmental agency, and will not violate any agreement to which I am a party or to which I am or any of my Property is subject.
C. Name and Place of Business. Other than previously disclosed in writing to you I have not changed my name or principal place of business within the last 10 years and have not used any other trade or fictitious name. Without your prior written consent, I do not and will not use any other name and will preserve my existing name, trade names and franchises.
18.      INSURANCE. I agree to obtain the insurance described in this Loan
         Agreement.
A. Property Insurance. I will insure or retain insurance coverage on the Property and abide by the insurance requirements of any security instrument securing the Loan.
B. Flood Insurance. Flood insurance is not required at this time. It may be required in the future should the property be included in an updated flood plain map. If required in the future, I may obtain flood insurance from anyone I want that is reasonably acceptable to you.
     C. Insurance Warranties. I agree to purchase any insurance coverages that are required, in the amounts you require, as described in this or any other documents I sign for the Loan. I will provide you with continuing proof of coverage. I will buy or provide insurance from a firm licensed to do business in the State where the Property is located. If I buy or provide the insurance from someone other than you, the firm will be reasonably acceptable to you. I will have the insurance company name you as loss payee on any insurance policy. You will apply the insurance proceeds toward what I owe you on the outstanding balance. I agree that if the insurance proceeds do not cover the amounts I still owe you, I will pay the difference. I will keep the insurance until all debts secured by this agreement are paid. If I want to buy the insurance from you, I have signed a separate statement agreeing to this purchase.
19. APPLICABLE LAW. This Note is governed by the laws of South Carolina, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law.
20. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay the Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on the Loan, or any number of us together, to collect the loan. Extending the Loan or new obligations under the Loan will not affect my duty under the Loan and I will still be obligated to pay the Loan. This Note shall inure to the benefit of and be enforceable by you and your successors and assigns end shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns. 21. AMENDMENT, INTEGRATION AND SEVERABILITY. This Note may not be amended or modified by oral agreement. No amendment or modification of this Note is effective unless made in writing and executed by you and me. This Note and the other Loan Documents are the complete and final expression of the agreement. If any provision of this Note is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.
22. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.
23. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Borrower will be deemed to be notice to all Borrowers. I will inform you in writing of any change in my name, address or other application information. I will provide you any financial statement or information you request. All financial statements and information I give you will be correct and complete. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property. Time is of the essence.
24. CREDIT INFORMATION.
         I agree to supply you with whatever information you reasonably request. You will make requests for this information without undue frequency, and will give me reasonable time in which to supply the information.

25. ERRORS AND OMISSIONS. I agree, if requested by you, to fully cooperate in the correction, if necessary, in the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me. I agree to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with your requests within thirty (30) days.
26. SIGNATURES. By signing under seal, I agree to the terms contained in this Note. I also acknowledge receipt of a copy of this Note.


BORROWER:

     UCI PROPERTIES, LLC

          By       /s/ Jerry F. Wells, Jr             (Seal)
             -----------------------------------------
          JERRY F. WELLS, JR., MANAGER

          By:      /s/ D. Michael Stout, M.D.         (Seal)
             -----------------------------------------
          D. MICHAEL STOUT, M.D., MANAGER

                                        5
     RIDER TO PROMISSORY NOTE, MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, GUARANTY, AUTHORIZATION BY LIMITED LIABILITY COMPANY, AND AUTHORIZATION TO GUARANTY BY CORPORATION DATED TO BE EFFECTIVE AS OF JULY 16, 2008, BY AND BETWEEN CAROLINA FIRST BANK ("LENDER"), UCI PROPERTIES, LLC ("BORROWER"), AND UCI MEDICAL AFFILIATES, INC. ("GUARANTOR")

         Lender, Borrower, and Guarantor acknowledge and agree that they have negotiated various terms and conditions related to the $695,000.00 loan from Lender to Borrower (the "Loan") secured by the mortgaged Property (as defined in the Mortgage) as and have elected to evidence their agreements concerning the same in this Rider rather than making revisions in the body of the various loan documents evidencing the Loan. The parties agree that the terms and conditions contained in this Rider shall supersede any inconsistent term or condition contained in any of the loan documents relating to the secured debt. All capitalized terms not otherwise defined herein shall have their respective meaning set forth in the Promissory Note (the "Note"), Mortgage, the Assignment of Leases and Rents (the "Assignment"), the Guaranty, the Authorization by Limited Liability Company and Authorization to Guaranty by Corporation (collectively, the "Loan Documents").

         Anything to the contrary contained in any of the loan documents relating to the Loan, including, without limitation, the Loan Documents notwithstanding:

         1. It is the intention of Lender, Borrower and Guarantor that the credit accommodations referred to in the Note shall be completely separate and shall stand alone from any other loans or credit accommodations made by Lender to Borrower (collectively, "Other Loans") and/or any other notes and other agreements given by Borrower to Lender as evidence of such Other Loans (collectively, "Other Notes"), whether now outstanding or arising in the future, and the Note shall not be cross-collateralized or cross-defaulted with any and Other Loans extended by Lender to Borrower or Guarantor, whether now existing or hereafter arising. Lender, Borrower and Guarantor hereby acknowledge and agree that the Property given as security for the Loan does not secure any Other Loans and/or any Other Notes, and any property, whether real or personal, given as security for any Other Loans and/or Other Notes does not and will not, without the express written consent of Borrower and Guarantor, secure the Loan and the Note. Lender, Borrower and Guarantor further acknowledge and agree that a default or declaration of default under the Note and the other Loan Documents shall not constitute a default under any Other Loan, any Other Note, or any other loan documents executed in connection with such Other Loans and/or Other Notes (collectively, "Other Loan Documents") and shall not entitle the Lender to exercise any rights and remedies thereunder, nor shall a default or declaration of default under any Other Loan, any Other Note, or any Other Loan Document constitute a default under the Loan, the Note, or the Loan Documents and shall not entitle Lender to exercise any rights and remedies thereunder unless Borrower is also in default under the specific provisions of the Note and/or the Loan Documents. Further, any reference to "Secured Debts" or "Debts" in the Loan Documents shall not include any Other Loan.

         2. It is the intention of Lender, Borrower and Guarantor that the Guaranty executed by Guarantor in connection with the Loan shall, according to the terms and provisions of the Guaranty, guarantee the Loan only and no Other Loan. Further, the Guaranty shall remain in full force and effect until such time as the Loan is paid or otherwise discharged and Lender is no longer obligated to advance funds under any loan or credit agreement related to the Loan.

     3. Section 13(G) of the Assignment shall be modified to add the following as the last sentence thereof:

         "Anything to the contrary contained herein notwithstanding, Lender acknowledges and agrees that Assignor intends to enter into a lease agreement for a lease of the Property to UCI Medical Affiliates of South Carolina, Inc. and Lender specifically approves thereof and consents thereto."

         4. Section 2(F) of that certain Authorization by Limited Liability Company and that certain Authorization to Guaranty by Corporation executed by Borrower and Guarantor respectively shall be deleted in its entirety on both documents.

         5. Lender, Borrower and Guarantor hereby expressly agree that the provisions of this Rider are made a part of the Loan Documents, and all other applicable Loan Documents as if fully set forth therein.

         6. This Rider may be executed in one or more counterparts and that each such counterpart shall constitute an original and all of such counterparts together shall constitute one instrument.

                           [SIGNATURE PAGES ATTACHED]

                            SIGNATURE PAGES TO RIDER


                                                              BORROWER:
                                                              UCI PROPERTIES, LLC, a South Carolina limited liability company

/s/ Brian C. Bonner                                           By:      /s/ Michael Stout
------------------------------------                               ---------------------
Witnesses Number 1                                            Name:  Dr. Michael Stout, M.D.
                                                              Title:  Manager
/s/ Carol A. Christian
Witnesses Number 2
                                                              By:      /s/ Jerry F. Wells, Jr.
                                                                 --------------------------------
                                                              Name: Jerry F. Wells, Jr.
/s/ Brian C. Bonner                                           Title: Manager
------------------------------------
Witness Number 1

/s/ Carol A. Christian
Witness Number 2
                                   GUARANTOR:

                                                              UCI MEDICAL AFFILIATES, INC., a
Delaware corporation

/s/ Brian C. Bonner                                           By:      /s/ Michael Stout
------------------------------------                              ----------------------
Witnesses Number 1                                            Name: Dr. Michael Stout, M.D.
                                                              Title: President
/s/ Carol A. Christian
Witnesses Number 2
                                                              By:      /s/ Jerry F. Wells, Jr.
                                                                  -------------------------------
/s/ Brian C. Bonner                                           Name: Jerry F. Wells, Jr.
------------------------------------
Witness Number 1                                     Title: CFO

/s/ Carol A. Christian
Witness Number 2



                                     LENDER:

                                                              CAROLINA FIRST BANK

/s/                                                           By:  /s/
------------------------------------                               ------------------------------
Witnesses Number 1                                            Name:  ____________________
                                                              Title:  ______________________
/s/
Witnesses Number 2

STATE OF SOUTH CAROLINA    )
                                            )
COUNTY OF RICHLAND                  )

     I, Carol A. Christian, a Notary Public for South Carolina, do hereby certify that UCI Properties, LLC, a South Carolina ------------------- -------------- limited liability company, by Dr. Michael Stout, M.D., its manager, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and seal this 16 day of July, 2008.

/s/ Carol A. Christian                      (SEAL)
--------------------------------------------
My commission expires:  1-14-2012
                        ------------


STATE OF SOUTH CAROLINA    )
                                            )
COUNTY OF RICHLAND                  )

     I, Carol A. Christian, a Notary Public for South Carolina , do hereby certify that UCI Properties, LLC, a South ------------------ -------------------
Carolina limited liability company, by Jerry F. Wells, Jr., its manager, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and seal this 16 day of July, 2008.

/s/ Carol A. Christian                      (SEAL)
--------------------------------------------
My commission expires:  1-14-2012
                        ------------



STATE OF  SOUTH CAROLINA   )
                                            )
COUNTY OF RICHLAND                  )

     I, Carol A. Christian, a Notary Public for South Carolina , do hereby certify that UCI Medical Affiliates, Inc., a ------------------ ------------------- Delaware corporation, by Dr. Michael Stout, M.D., its president, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and seal this 16 day of July, 2008.

/s/ Carol A. Christian                      (SEAL)
--------------------------------------------
My commission expires:  1-14-2012
                        ------------

STATE OF  SOUTH CAROLINA   )
                                            )
COUNTY OF RICHLAND                  )

     I, Carol A. Christian, a Notary Public for South Carolina , do hereby certify that UCI Medical Affiliates, Inc., a ------------------ ------------------- Delaware corporation, by Jerry F. Wells, JR., its CFO, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and seal this 16 day of July 2008.

/s/ Carol A. Christian                      (SEAL)
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My commission expires:  1-14-2012
                        ------------



STATE OF  SOUTH CAROLINA   )
                                            )
COUNTY OF RICHLAND                  )

         I, ________________________, a Notary Public for South Carolina, do hereby certify that Carolina First Bank, by _____________________, its _______________________, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and seal this 16 day of July, 2008.

/s/                                         (SEAL)
--------------------------------------------
My commission expires:  _______________